THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 13, 2002

                                   ----------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.    To elect two Directors.

      2.    To   ratify   the   selection   by  the   Board  of   Directors   of
            PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002.

      3. To transact such other business as may properly come before the meeting.

     Only holders of record of Common Stock at the close of business on May 10, 2002 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                             By Order of the Board of Directors

                                             Robert R. Gambee
                                             Chief Operating Officer
                                             and Secretary

Dated: May 14, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 13, 2002

                                   ----------
                                 PROXY STATEMENT
                                   ----------

     This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors (Proposal 1) and FOR the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2). A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

     The close of business on May 10, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 16,574,081 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 14, 2002.

     The Board of Directors of the Fund has nominated two Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 2002, for ratification by the stockholders at the Meeting (Proposal 2).

     A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 2002 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Two Class III nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

     The following table shows certain information about the nominees for election as Directors and Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Mr. Storr and Ambassador Burt, who were elected to the Board on June 20, 1997, and June 30, 2000, respectively.

Nominees Proposed for Election:

------------------------------------------------------------------------------------------------------------------------------------
                                                         Class III Directors
                                   (Term will Expire in 2002; Nominees for Term Expiring in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                            Portfolios
                                                                              in Fund                                    Shares of
                                                                            Complex(2)                                  Common Stock
                                   Term of                                  Overseen by                                 Beneficially
                                  Office and                                Director or    Other Directorships Held       Owned at
Name, Address(1)   Position(s)    Length of     Principal Occupation(s)     Nominee for     by Director or Nominee        May 10,
     & Age          with Fund    Time Served    During Past Five Years       Director           for Director              2002(3)
----------------   -----------   -----------   --------------------------   -----------   ---------------------------   ------------

                                                       Non-Interested Director
Werner Walbrol,    Director      Since 1986.   President and Chief              3         Director of the Central          1,416
64                                             Executive Officer of the                   European Equity Fund,
                                               German American Chamber of                 Inc.(5); Director of TUV
                                               Commerce, Inc. and the                     Rheinland of North
                                               European American Chamber                  America, Inc.; President
                                               of Commerce, Inc. (more                    and Director of German
                                               than five years).                          American Partnership
                                                                                          Program; Director of AXA
                                                                                          Nordstern Art Insurance
                                                                                          Corporation; Member of the
                                                                                          Advisory Board of Abels &
                                                                                          Grey.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Class III Directors
                                   (Term will Expire in 2002; Nominees for Term Expiring in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                            Portfolios
                                                                              in Fund                                    Shares of
                                                                            Complex(2)                                  Common Stock
                                   Term of                                  Overseen by                                 Beneficially
                                  Office and                                Director or    Other Directorships Held       Owned at
Name, Address(1)   Position(s)    Length of     Principal Occupation(s)     Nominee for     by Director or Nominee        May 10,
     & Age          with Fund    Time Served    During Past Five Years       Director           for Director              2002(3)
----------------   -----------   -----------   --------------------------   -----------   ---------------------------   ------------

                                                       Interested Director(4)

Christian H.       Chairman      Since 1986.   Director of DWS Investment       3         Director of the New              None.
Strenger, 58       and                         GmbH (investment                           Germany Fund, Inc. and the
                   Director                    management) (since 1999).                  Central European Equity
                                               Managing Director of DWS -                 Fund, Inc.(5); Member of
                                               Deutsche Gesellschaft fuer                 the Supervisory Boards of
                                               Wertpapiersparen mbH                       Fraport AG and Metro AG.
                                               (1991-1999). Chairman of
                                               Deutsche Fund Management,
                                               Inc. (1997-2000).

Directors whose term will continue:

------------------------------------------------------------------------------------------------------------------------------------
                                                          Class I Directors
                                                     (Term will Expire in 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                            Portfolios
                                                                              in Fund                                    Shares of
                                                                            Complex(2)                                  Common Stock
                                   Term of                                  Overseen by                                 Beneficially
                                  Office and                                Director or    Other Directorships Held       Owned at
Name, Address(1)   Position(s)    Length of     Principal Occupation(s)     Nominee for     by Director or Nominee        May 10,
     & Age          with Fund    Time Served    During Past Five Years       Director           for Director              2002(3)
----------------   -----------   -----------   --------------------------   -----------   ---------------------------   ------------

                                                      Non-Interested Directors

Edward C.          Director      Since 1986.   Consultant (since 1994).         3         Director of the Central          1,861
Schmults, 71                                   Senior Vice President -                    European Equity Fund,
                                               External Affairs and                       Inc.;(5) Member of the
                                               General Counsel of GTE                     Boardof Directors of Green
                                               Corporation (1984-1994);                   Point Financial Corp.;
                                               Deputy Attorney General of                 Chairman of the Board of
                                               the U.S. Department of                     Trustees of The Edna
                                               Justice (1981-1984).                       McConnell Clark
                                                                                          Foundation.

Hans G. Storr,     Director      Since 1997.   Consultant (since 1997).         2         Director of the Central          7,368
70                                             Chief Financial Officer of                 European Equity Fund,
                                               Philip Morris Companies,                   Inc.(5); Advisory Board
                                               Inc. (1979-1996); Member                   Member of Oerlikon Geartec
                                               of the Board of Directors                  AG.
                                               of Philip Morris
                                               Companies, Inc.
                                               (1982-1996).

                                                       Interested Director(4)

Detlef Bierbaum,   Director      Since 1986.   Partner of Sal. Oppenheim        2         Director of the Central          None.
59                                             Jr. & Cie. KGaA (banking)                  European Equity Fund,
                                               (since 1991).                              Inc.(5); Member of the
                                                                                          Supervisory Boards of
                                                                                          ESCADA Aktiengesellschaft
                                                                                          Tertia Handels-
                                                                                          beteiligungsgesellschaft
                                                                                          mbH, Douglas AG, LVM
                                                                                          Landwirtschaft-licher
                                                                                          Versicherungs-verein,
                                                                                          Monega KAG and AXA
                                                                                          Investment Managers.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                     (Term will Expire in 2004)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                            Portfolios
                                                                              in Fund                                    Shares of
                                                                            Complex(2)                                  Common Stock
                                   Term of                                  Overseen by                                 Beneficially
                                  Office and                                Director or    Other Directorships Held       Owned at
Name, Address(1)   Position(s)    Length of     Principal Occupation(s)     Nominee for     by Director or Nominee        May 10,
     & Age          with Fund    Time Served    During Past Five Years       Director           for Director              2002(3)
----------------   -----------   -----------   --------------------------   -----------   ---------------------------   ------------

                                                      Non-Interested Directors

Ambassador         Director      Since 2000.   Chairman, Diligence LLC,         12        Director of the Central           532
Richard R. Burt,                               formerly IEP Advisors,                     European Equity Fund,
55                                             Inc. (information services                 Inc.(5); Member of the
                                               firm) (since 1998);                        Board, IGT, Inc.,
                                               Chairman of the Board,                     Hollinger International,
                                               Weirton Steel Corp. (since                 Inc. HCL Technologies,
                                               1996); Partner, McKinsey &                 Inc., Anchor Gaming Corp.;
                                               Company (1991-1994); U.S.                  Director, Brinson Mutual
                                               Ambassador to the Federal                  Funds (formerly Mitchell
                                               Republic of Germany                        Hutchins family of funds);
                                               (1985-1989).                               and Member Textron
                                                                                          Corporation International
                                                                                          Advisory Council.

Dr. Juergen F.     Director      Since 1986.   Chairman of the Board of         2         Director of the Central          None.
Strube, 62(6)                                  Executive Directors of                     European Equity Fund,
                                               BASF AG (chemicals) (since                 Inc.;(5) Member of the
                                               1990).                                     Supervisory Boards of
                                                                                          Allianz
                                                                                          Lebensversicherungs-AG,
                                                                                          Bertelsmann AG, BMW AG,
                                                                                          Commerzbank AG,
                                                                                          Hapag-Lloyd AG, Hochtief
                                                                                          AG and Linde AG.

Robert H.          Director      Since 1986.   President, Robert H.             13        Director of the New              1,822
Wadsworth, 62                                  Wadsworth Associates, Inc.                 Germany Fund, Inc. and the
                                               (consulting firm) (since                   Central European Equity
                                               1982); President and                       Fund, Inc.(5)
                                               Trustee, Trust for
                                               Investment Managers
                                               (registered investment
                                               company) (since 1999);
                                               Formerly President,
                                               Investment Company
                                               Administration, L.L.C.
                                               (1992-July 2001) and
                                               President, Treasurer and
                                               Director, First Fund
                                               Distributors, Inc. (1990-
                                               January 2002); Vice
                                               President, Professionally
                                               Managed Portfolios
                                               (1992-2002) and Advisors
                                               Series Trust (1997-2002)
                                               (registered investment
                                               companies); President,
                                               Guinness Flight Investment
                                               Funds, Inc. (registered
                                               investment companies)
                                               (1994-1998).

                                                       Interested Director(4)

John Bult, 65      Director      Since 1986.   Chairman of PaineWebber          3         Director of the New              3,013
                                               International (financial                   Germany Fund, Inc. and the
                                               services) (since 1985).                    Central European Equity
                                                                                          Fund, Inc.(5); Director of
                                                                                          The France Growth Fund,
                                                                                          Inc. and The Greater China
                                                                                          Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Executive Officers(7)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Shares of
                                                                                                                        Common Stock
                                   Term of                                                                              Beneficially
                                  Office and                                                                              Owned at
Name, Address(1)   Position(s)    Length of                            Principal Occupation(s)                             May 10,
     & Age          with Fund    Time Served                           During Past Five Years                              2002(3)
----------------   -----------   -----------                           -----------------------                          ------------

Richard T. Hale,   President     Year to       Trustee and/or President of each of the investment companies advised        None.
56(8)              and Chief     year since    by Deutsche Asset Management, Inc. or its affiliates; Managing
                   Executive     2001.         Director, Deutsche Asset Management; Managing Director, Deutsche Bank
                   Officer                     Securities Inc.; Director and President, Investment Company Capital
                                               Corp.


Hanspeter          Chief         Year to       President of Deutsche Bank Investment Management Inc., Managing             None.
Ackermann, 45(8)   Investment    year since    Director of Deutsche Bank Securities Inc., Managing Director and
                   Officer       1996.         Senior International Equity Portfolio Manager of Bankers Trust Co.,
                                               CIO of The Central European Equity Fund, Inc. and The New Germany
                                               Fund, Inc.; President and Managing Partner of Eiger Asset Management
                                               (1993-1996), Managing Director and CIO of SBC Portfolio Management
                                               International (1983-1993).


Robert R.          Chief         Year to       Director (since 1992), First Vice President (1987-1991) and Vice             523
Gambee, 59(8)      Operating     year since    President (1978-1986) of Deutsche Bank Securities Inc., Director of
                   Officer and   1986.         Deutsche Bank AG, Director, Bankers Trust Co., Secretary of Flag
                   Secretary                   Investors of Flag Investors Funds, Inc., and Deutsche Bank Investment
                                               Management, Inc. (1997-2000).


Joseph Cheung,     Chief         Year to       Vice President (since 1996), Assistant Vice President (1994-1996) and       None.
43(8)              Financial     year since    Associate (1991-1994) of Deutsche Bank Securities Inc.
                   Officer and   1997.
                   Treasurer

----------------
(1) Unless otherwise indicated the address of all directors and officers is c/o Deutsche Bank Securities, Inc., 31 W. 52nd Street, NY, NY 10019.

(2) Includes The Central European Equity Fund, Inc. and The New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes the following open-end investment companies advised by Investment Capital Corp, an indirect wholly-owned subsidiary of Deutsche Bank AG : Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Bank Alex. Brown Cash Reserve Fund, Inc; Deutsche Flag Investors Communication Fund, Inc.; Deutsche Flag Investors Series Funds, Inc.; Deutsche Emerging Growth Fund, Inc.; Deutsche Short-Intermediate Income Fund, Inc.; Deutsche Flag Investors Value Builder Fund, Inc.; Deutsche Real Estate Securities Fund, Inc.; and Deutsche Flag Investors Equity Partners Fund, Inc. Further, it also includes Deutsche Asset Management VIT Funds, which is advised by Deutsche Asset Management, Inc.

(3) All Directors and Executive Officers as a group (13 persons) owned 16,535 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(4) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie. KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

(5) The New Germany Fund, Inc. and the Central European Equity Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager.

(6) During the period from February 2000 through April 12, 2002, Dr. Strube beneficially owned shares of Deutsche Bank AG valued at under $55,000, and Dr. Strube was thereby an interested person of the Fund during that period. Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Strube's employer. In 2000 and 2001, Deutsche Bank AG owned more than 5% of the outstanding shares of BASF AG (between 6% and 7% at reporting points in 2000 and 2001), but as of December 31, 2001, ceased to be the beneficial owner of more than 5%.

(7) Each officer also serves as an officer of The New Germany Fund, Inc. and The Central European Equity Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

(8) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                        Aggregate Dollar Range
                                                       of Equity Securities in
                                                        All Funds Overseen by
                                 Dollar Range of         Director or Nominee
                                Equity Securities      in Family of Investment
Name of Director or Nominee      in the Fund(1)           Companies(1),(2)
---------------------------     -----------------      -----------------------
Detlef Bierbaum                       None.                     None.
John Bult                       $10,001 - $50,000         $50,001 - $100,000
Ambassador Richard R. Burt        $1 - $10,000            $10,001 - $50,000
Edward C. Schmults              $10,001 - $50,000         $10,001 - $50,000
Hans G. Storr                   $50,001 - $100,000          Over $100,000
Christian H. Strenger                 None.               $50,001 - $100,000
Dr. Juergen F. Strube                 None.                     None.
Robert H. Wadsworth             $10,001 - $50,000         $50,001 - $100,000
Werner Walbrol                  $10,001 - $50,000         $10,001 - $50,000

----------
(1)   Valuation date is May 10, 2002.

(2) The Family of Investment Companies consists of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has an Audit Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the fiscal year ended December 31, 2001. In addition, the Board has an Advisory Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year. The Board also has an Executive Committee and a Nominating Committee. During the past fiscal year, the Executive and Nominating Committees did not meet (the function of the latter having been served by the full Board in 2001). The members of the Executive Committee are Messrs. Strenger, Burt, Schmults, Storr, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board. The members of the Nominating Committee are Messrs. Burt, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws.

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director, with the exception of Messrs. Burt, Storr and Strube, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds will be paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director will receive more than the annual fee of two funds. Each of the Fund, The Central European Equity Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Deutsche Flag Investors Communication Fund, Inc., Deutsche Flag Investors Series Funds, Inc., Deutsche Emerging Growth Fund, Inc., Deutsche Short-Intermediate Income Fund, Inc., Deutsche Flag Investors Value Builder Fund, Inc., Deutsche Real Estate Securities Fund, Inc., Deutsche Flag Investors Equity Partners Fund, Inc., and Deutsche Asset Management VIT Funds, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 2001, and from the Fund and such other funds for the year ended December 31, 2001, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                             Aggregate Compensation        Total Compensation
Name of Director                    From Fund               From Fund Complex
----------------             ----------------------        -------------------
Richard R. Burt                      $11,250                    $ 85,750
Edward C. Schmults                    14,250                      47,750
Hans G. Storr                         12,000                      24,000
Dr. Juergen F. Strube                  9,000                      18,000
Robert H. Wadsworth                   14,250                     104,500
Werner Walbrol                        15,000                      48,750
                                     -------                    --------
            Total                    $75,750                    $328,750
                                     =======                    ========

      No compensation is paid by the Fund to Directors or Officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have appointed PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending December 31, 2002. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountants for the Fund since inception.

      Neither our Charter nor by-laws requires that the stockholders ratify the selection of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending December 31, 2002.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

Audit Fees

      The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2001 were $47,500.

Financial Information Systems Design and Implementation Fees

      PwC did not render any information technology services to the Fund, DBSI or DeAM during the fiscal year ended December 31, 2001.

All Other Fees

      The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were $11,733. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended December 31, 2001 were $1,959,750. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended December 31, 2001 were approximately $5,091,880.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Board of Directors has determined that all members of the Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this proxy statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent accountants. The Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the independent accountants' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal control and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2001.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Hans G. Storr
Robert H. Wadsworth
Werner Walbrol

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 10, 2002 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                                               Amount and           Percent of
         Name and Address                      Nature of            Outstanding
        of Beneficial Owner               Beneficial Ownership     Common Stock
        -------------------               --------------------     ------------
Mira, L.P.(1) .........................      1,330,352(1)              8.0%
One Chase Manhattan Plaza, 42nd Floor
New York, NY 10005

----------
(1) This information is based exclusively on information provided by such person on Schedule 13D dated December 7, 1999 and December 22, 2000. Such person also reported that (a) as the general partner of Mira, L.P., Zurich Capital Markets Inc. may be deemed to beneficially own an aggregate of 1,330,352 shares of Common Stock of the Fund and (b) the power to vote and dispose of the 1,330,352 shares of Common Stock of the Fund held by Mira, L.P. is shared by Mira, L.P. and Zurich Capital Markets Inc. as its general partner. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 10, 2002.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, D-60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended December 31, 2001 and current year to date the Fund did not file on a timely basis the following monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) (the "Monthly Reports"): on behalf of Messrs. Schmults, Storr and Walbrol four Monthly Reports covering five, five and four transactions, respectively, and; on behalf of
Messrs. Burt and Wadsworth five Monthly Reports covering five and six transactions, respectively. Each of the covered transactions were part of an automatic investment program in which the director's committee meeting fee is applied to open market purchases of Fund shares. All filings are now current.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting, the proposals must be received at The Germany Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 14, 2003.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2003 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 14, 2003 and February 13, 2003. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2001 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.germanyfund.com.

                                                   Robert R. Gambee
                                                   Chief Operating Officer
                                                   and Secretary

Dated: May 14, 2002

      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       EXHIBIT A

                             THE GERMANY FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.    in its oversight of the Company's accounting and financial reporting
            principles   and  policies  and  related   controls  and  procedures
            maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the outside  auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) to review the fees charged by the outside auditors for audit and non-audit services;

            (iii) to  ensure  that the  outside  auditors  prepare  and  deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

            (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o  consideration of fraud in a financial statement audit;

                  o  detection of illegal acts;

                  o  the  outside  auditor's   responsibility   under  generally
                     accepted auditing standards;

                  o  significant accounting policies;

                  o  management judgments and accounting estimates;

                  o  adjustments arising from the audit;

                  o  the   responsibility  of  the  outside  auditor  for  other
                     information  in  documents   containing  audited  financial
                     statements;

                  o  disagreements with management;

                  o  consultation by management with other accountants;

                  o major issues discussed with management prior to retention of the outside auditor;

                  o difficulties encountered with management in performing the audit; and

                  o the outside auditor's judgments about the quality of the entity's accounting principles;

            (iii) to meet with management and/or the outside auditors:

                  o  to discuss the scope of the annual audit;

                  o  to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to
                     such    procedures   and   the   adequacy   of   supporting
                     documentation;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (iii) to review this  Charter at least  annually and  recommend  any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                     [LOGO]

PROXY                        THE GERMANY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The Germany Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director, "FOR" Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

      1.    [ ] FOR each of the   [ ] WITHHOLD AUTHORITY   [ ] FOR all nominees
                nominees for          as to all listed         except as marked
                director listed       nominees.                to the contrary
                below.                                         below.

 (Instructions: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                              Christian H. Strenger
                                 Werner Walbrol

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

      2.    TO   RATIFY   THE   SELECTION   BY  THE   BOARD  OF   DIRECTORS   OF
            PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

            [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

      3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                         ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                Signature, if held jointly

                                         Dated:                           , 2002
                                                --------------------------